Exhibit 4.1

SE		SUNEDISON ®
ORDINARY SHARES		SEMICONDUCTOR	ORDINARY SHARES
CUSIP
THIS CERTIFICATE IS TRANSFERABLE			SEE REVERSE FOR
IN CANTON, MA, JERSEY CITY, NJ	SUNEDISON SEMICONDUCTOR LIMITED		CERTAIN DEFINITIONS
AND COLLEGE STATION, TX
INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50 9 BATTERY ROAD, #15-01 STRAITS TRADING BUILDING, SINGAPORE 049910 COMPUTERSHARE TRUST COMPANY, N.A. 250 ROYAL STREET, CANTON, MA 02021
THIS CERTIFIES that
SPECIMEN
IS THE OWNER OF
FULLY PAID ORDINARY SHARES, NO PAR VALUE PER SHARE, OF
SUNEDISON SEMICONDUCTOR LIMITED
and the amount paid on the shares is only, subject to the Memorandum and Articles of Association of the Corporation and transferable on the Register of Members of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on this reverse side properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. GIVEN UNDER the seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
By:
AUTHORIZED SIGNATURE

	SIGNATURE TO COME	SEAL TO COME	SIGNATURE TO COME	.
	DIRECTOR		SECRETARY

SUNEDISON SEMICONDUCTOR LIMITED

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE CORPORATION, A COPY OF THE CORPORATION’S MEMORANDUM AND ARTICLES OF ASSOCIATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT–	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                           hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

paid Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer and register the said shares on the register of Members of the within named Corporation.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.